                                                                    Exhibit 99.1

NEWS RELEASE

                    MARVELL(R) TECHNOLOGY GROUP LTD. REPORTS
                    RECORD THIRD QUARTER FISCAL 2003 RESULTS

Sunnyvale, CA. (November 21, 2002) - Marvell(R) Technology Group Ltd. (NASDAQ:
MRVL), a technology leader in the development of extreme broadband communications solutions, today reported financial results for its third fiscal quarter ended November 2, 2002.

Net revenue for the third quarter of fiscal 2003 was a record $135.9 million, an increase of 86% over net revenue of $73.1 million for the third quarter of fiscal 2002 and a 14% sequential increase from net revenue of $119.7 million for the second quarter of fiscal 2003. Net loss under generally accepted accounting principles (GAAP), which includes the effect of acquisition-related expenses, amortization of stock-based compensation and a special charge related to facilities consolidation was $7.7 million, or $0.06 per share (diluted), for the third quarter of fiscal 2003, compared with net loss under GAAP of $105.1 million, or $0.92 per share (diluted), for the third quarter of fiscal 2002.

Net revenue for the nine months ended November 2, 2002 was $354.4 million, an increase of 72% over net revenue of $206.0 million for nine months ended October 27, 2001. Net loss under GAAP was $47.9 million, or $0.40 per share (diluted), for the nine months ended November 2, 2002, compared with net loss under GAAP of $315.3 million, or $2.77 per share (diluted), for the nine months ended October 27, 2001.

Pro forma net income, which excludes the effect of acquisition-related expenses, amortization of stock-based compensation and a special charge related to facilities consolidation in fiscal 2003, was $17.6 million, or $0.14 per share (diluted), for the third quarter of fiscal 2003, compared with pro forma net income of $3.4 million, or $0.03 per share (diluted), for the third quarter of fiscal 2002. Pro forma net income was $42.3 million, or $0.33 per share (diluted), for the nine months ended November 2, 2002, compared with pro forma net income of $11.3 million, or $0.09 per share (diluted), for the nine months ended October 27, 2001.

"Q3 was another very strong quarter for Marvell," stated Dr. Sehat Sutardja, Marvell's President and CEO. "We recorded record revenues in both our data storage and data communications businesses driven largely by the continued adoption of Gigabit Ethernet to the desktop and our integrated system-on-chip storage solutions. Additionally, we are very excited about the designs we are receiving with our new Yukon((TM)) Gigabit Ethernet controllers, Serial ATA solutions, Libertas(TM) wireless LAN products, and Prestera(TM) family of Gigabit Ethernet switches."

Marvell will be conducting a conference call today at 1:45 p.m. PST to discuss its third quarter fiscal 2003 financial results. To listen to the conference call, investors can dial (706) 679-0800 approximately fifteen minutes prior to the initiation of the teleconference and refer to conference code 6564396. Replay of the conference call will be available until November 28, 2002 at midnight by calling (706) 645-9291. The conference call will also be available via the web at www.marvell.com until December 21, 2002.

ABOUT MARVELL

Marvell (NASDAQ: MRVL) is the leading global semiconductor provider of complete broadband communications solutions for the data communications and storage markets. The Company's diverse product portfolio includes switching, transceiver, communications controller, wireless, and storage solutions that power the entire communications infrastructure, including enterprise, metro, home, and storage networking. As used in this release, the terms "Company" and "Marvell" refer to Marvell Technology Group Ltd. and its subsidiaries, including Marvell Semiconductor, Inc. (MSI), Marvell Asia Pte Ltd (MAPL), Marvell Japan K.K., Marvell Taiwan Ltd., Marvell International Ltd. (MIL), Galileo Technology Ltd., and SysKonnect GmbH. MSI is headquartered in Sunnyvale, Calif., and designs, develops and markets products on behalf of MIL and MAPL. MSI may be contacted at (408) 222-2500 or at www.marvell.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This release contains forward-looking statements based on projections and assumptions about our products and our markets. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "may," "will," "should," and their variations identify forward-looking statements. Statements that refer to, or are based on projections, uncertain events or assumptions also identify forward-looking statements. All such statements are not guarantees of results and are subject to risks and uncertainties. Some risks and uncertainties that may adversely impact the statements in this release include, but are not limited to, the timing, cost and successful completion of development and volume production, end-customer qualification and adoption, and the timing, pricing, rescheduling, or cancellation of orders. For other factors that could cause Marvell's results to vary from expectations, please see the sections titled "Additional Factors That May Affect Future Results" in Marvell's annual report on Form 10-K for the year ended February 2, 2002 and Marvell's subsequent reports on Form 10-Q. We undertake no obligation to revise or update publicly any forward-looking statements.

Marvell(R), the Marvell logo, Libertas(TM), Prestera(TM) and Yukon(TM) are trademarks of Marvell. All other trademarks are the property of their respective owners.

                          MARVELL TECHNOLOGY GROUP LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                     THREE MONTHS ENDED            NINE MONTHS ENDED
                                                 --------------------------    --------------------------
                                                 NOVEMBER 2,    OCTOBER 27,    NOVEMBER 2,    OCTOBER 27,
                                                     2002           2001           2002           2001
                                                  ---------      ---------      ---------      ---------
Net revenue                                       $ 135,944      $  73,100      $ 354,438      $ 205,979
Cost of goods sold                                   62,925         33,491        162,738         95,071
                                                  ---------      ---------      ---------      ---------
Gross profit                                         73,019         39,609        191,700        110,908
Operating expenses:
     Research and development                        38,817         24,072        103,025         65,981
     Selling and marketing                           12,298          9,980         35,631         29,628
     General and administrative                       3,582          3,329         10,747         10,048
     Amortization of stock-based compensation         2,187          4,051          6,661         12,259
     Amortization of goodwill and acquired
         intangible assets                           21,323        104,508         63,969        313,524
     Facilities consolidation charge                  1,763             --         19,562             --
                                                  ---------      ---------      ---------      ---------
         Total operating expenses                    79,970        145,940        239,595        431,440
                                                  ---------      ---------      ---------      ---------
Operating loss                                       (6,951)      (106,331)       (47,895)      (320,532)
Interest and other income, net                        1,670          1,817          5,715          7,243
                                                  ---------      ---------      ---------      ---------
Loss before income taxes                             (5,281)      (104,514)       (42,180)      (313,289)
Provision for income taxes                            2,399            607          5,760          1,995
                                                  ---------      ---------      ---------      ---------
Net loss                                          $  (7,680)     $(105,121)     $ (47,940)     $(315,284)
                                                  =========      =========      =========      =========

Basic and diluted net loss per share              $   (0.06)     $   (0.92)     $   (0.40)     $   (2.77)
                                                  =========      =========      =========      =========

Weighted average shares -- basic and diluted        119,577        114,787        118,851        113,673
                                                  =========      =========      =========      =========

                          MARVELL TECHNOLOGY GROUP LTD.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                         THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                     ----------------------------      ----------------------------
                                                     NOVEMBER 2,      OCTOBER 27,      NOVEMBER 2,      OCTOBER 27,
                                                        2002              2001             2002             2001
                                                      ---------        ---------        ---------        ---------
Net revenue                                           $ 135,944        $  73,100        $ 354,438        $ 205,979
Cost of goods sold                                       62,925           33,491          162,738           94,275
                                                      ---------        ---------        ---------        ---------
Gross profit                                             73,019           39,609          191,700          111,704
Operating expenses:
     Research and development                            38,817           24,072          103,025           65,981
     Selling and marketing                               12,298            9,980           35,631           29,628
     General and administrative                           3,582            3,329           10,747           10,048
                                                      ---------        ---------        ---------        ---------
         Total operating expenses                        54,697           37,381          149,403          105,657
                                                      ---------        ---------        ---------        ---------
Operating income                                         18,322            2,228           42,297            6,047
Interest and other income, net                            1,670            1,817            5,715            7,243
                                                      ---------        ---------        ---------        ---------
Income before income taxes                               19,992            4,045           48,012           13,290
Provision for income taxes                                2,399              607            5,760            1,995
                                                      ---------        ---------        ---------        ---------
Pro forma net income                                  $  17,593        $   3,438        $  42,252        $  11,295
                                                      =========        =========        =========        =========

Basic pro forma net income per share                  $    0.15        $    0.03        $    0.36        $    0.10
                                                      =========        =========        =========        =========
Diluted pro forma net income per share                $    0.14        $    0.03        $    0.33        $    0.09
                                                      =========        =========        =========        =========

Weighted average shares -- basic                        119,577          114,787          118,851          113,673
                                                      ---------        ---------        ---------        ---------
Weighted average shares -- diluted                      127,589          127,249          129,891          126,616
                                                      ---------        ---------        ---------        ---------

RECONCILIATION TO GAAP NET LOSS:

Pro forma net income                                  $  17,593        $   3,438        $  42,252        $  11,295
Amortization of stock-based compensation                 (2,187)          (4,051)          (6,661)         (12,259)
Amortization of goodwill and acquired
     intangible assets                                  (21,323)        (104,508)         (63,969)        (313,524)
Facilities consolidation charge                          (1,763)              --          (19,562)              --
Amortization of inventory fair value adjustment              --               --               --             (796)
                                                      ---------        ---------        ---------        ---------
GAAP net loss                                         $  (7,680)       $(105,121)       $ (47,940)       $(315,284)
                                                      =========        =========        =========        =========

The above pro forma statements of operations are for informational purposes only and are provided for understanding our operating results. The pro forma statements of operations have not been prepared in accordance with GAAP, should not be considered a substitute for our historical financial information prepared in accordance with GAAP and may be different from pro forma measures used by other companies. The pro forma income has been derived by adjusting the net loss under generally accepted accounting principles with the impact of non cash stock-based compensation charges, charges associated with purchase accounting, and charges for facilities consolidation.

                          MARVELL TECHNOLOGY GROUP LTD.
                           Consolidated Balance Sheets
                                   (Unaudited)
                                 (In thousands)


                                                          NOVEMBER 2,        FEBRUARY 2,
ASSETS                                                        2002               2002
                                                          -----------        -----------
Current assets:
     Cash and cash equivalents                            $   119,603        $   114,483
     Short-term investments                                   136,794            135,761
     Accounts receivable, net                                  72,152             42,150
     Inventory, net                                            48,684             23,600
     Prepaid expenses and other current assets                 20,271             23,422
                                                          -----------        -----------
         Total current assets                                 397,504            339,416
Property and equipment, net                                    68,296             52,924
Goodwill and acquired intangible assets                     1,616,771          1,680,740
Other noncurrent assets                                        30,828             17,975
                                                          -----------        -----------
         Total assets                                     $ 2,113,399        $ 2,091,055
                                                          ===========        ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:

     Accounts payable                                     $    46,613        $    30,990
     Accrued liabilities                                       42,549             25,838
     Income taxes payable                                      21,489             17,744
     Deferred revenue                                          12,443              8,907
     Current portion of capital lease obligations               3,756              1,039
                                                          -----------        -----------
         Total current liabilities                            126,850             84,518
Capital lease obligations                                      14,397             10,017
Other long-term liabilities                                     5,847              6,793
                                                          -----------        -----------
         Total liabilities                                    147,094            101,328
                                                          -----------        -----------

Shareholders' equity:
     Common stock                                                 241                238
     Additional paid-in capital                             2,668,992          2,646,757
     Deferred stock-based compensation                         (8,887)           (10,099)
     Accumulated other comprehensive income                     2,014                946
     Accumulated deficit                                     (696,055)          (648,115)
                                                          -----------        -----------
         Total shareholders' equity                         1,966,305          1,989,727
                                                          -----------        -----------
         Total liabilities and shareholders' equity       $ 2,113,399        $ 2,091,055
                                                          ===========        ===========